UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2005

VAXGEN, INC.
(Exact name of Registrant as Specified in its Charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	0-26483 (Commission File Number)	94-3236309 (I.R.S. Employer Identification Number)

1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005
(Address of Principal Administrative Offices)

Registrant’s Telephone Number, Including Area Code: (650) 624-1000

—————————————————————————————————— (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01. Entry into a Material Definitive Agreement.

On June 7, 2005, the Compensation Committee of the Board of Directors of VaxGen, Inc. awarded bonuses to VaxGen’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission). Each named executive officer’s bonus was based on his or her performance and the performance of VaxGen during the fiscal year ended December 31, 2004. The bonuses were in the following amounts:

Name and Title	Bonus

Lance K. Gordon, President and Chief Executive Officer	$110,218
Marc Gurwith, Senior Vice President, Medical Affairs & Chief Medical Officer	$76,620
Carmen Betancourt, Senior Vice President, Regulatory Affairs & Quality Systems	$78,225
James P. Panek, Senior Vice President, Manufacturing Operations	$76,350
Piers Whitehead, Vice President, Corporate and Business Development	$73,500

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2005	VaxGen, Inc. (Registrant) By: /s/ Kevin C. Lee —————————————— Kevin C. Lee Acting Chief Financial Officer